Exhibit 99.3

January 29, 2025 Creating a Leading Global Driveline and Metal Forming Supplier

Forward-Looking Statements

BRINGING THE FUTURE FASTER

In this presentation, American Axle & Manufacturing Holdings, Inc. ("AAM") makes statements concerning its and Dowlais' expectations, beliefs, plans, objectives, goals, strategies, and future events or performance, including, but not limited to, certain statements related to the ability of AAM and Dowlais to consummate AAM's business combination with Dowlais (the "Business Combination") in a timely manner or at all; future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects and business; and management strategies and the expansion and growth of AAM's and the combined company's operations. Such statements are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 and relate to trends and events that may affect AAM's or the combined company's future financial position and operating results. The terms such as "will," "may," "could," "would," "plan," "believe," "expect," "anticipate," "intend," "project," "target," and similar words or expressions, as well as statements in future tense, are intended to identify forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. These risks and uncertainties related to AAM include factors detailed in the reports AAM files with the United States Securities and Exchange Commission (the "SEC"), including those described under "Risk Factors" in its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q. These forward-looking statements speak only as of the date of this communication. AAM expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in its or Dowlais' expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based.

Additional Information

This presentation may be deemed to be solicitation material in respect of the Business Combination, including the issuance of AAM's shares of common stock in respect of the Business Combination. In connection with the foregoing proposed issuance of AAM's shares of common stock, AAM expects to file a proxy statement on Schedule 14A (together with any amendments and supplements thereto, the "Proxy Statement") with the SEC. To the extent the Business Combination is effected as a scheme of arrangement under English law (the "Scheme Document"), the issuance of AAM's shares of common stock in connection with the Business Combination would not be expected to require registration under the U.S. Securities Act of 1933, as amended (the "Securities Act"), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that AAM exercises its right to elect to implement the Business Combination by way of a takeover offer (as defined in the UK Companies Act 2006) or otherwise determines to conduct the Business Combination in a manner that is not exempt from the registration requirements of the Securities Act, AAM expects to file a registration statement with the SEC containing a prospectus with respect to the AAM's shares that would be issued in the Business Combination. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED BY AAM WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AAM, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at the SEC's website at http://www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Proxy Statement, the Scheme Document, and other documents filed by AAM with the SEC at https://www.aam.com/investors.

Refer to additional disclosures in the appendix

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Compelling Strategic Combination 3 Creates a leading global driveline and metal forming supplier with significant size and scale More diversified customer base with expanded and balanced geographic presence High margins with strong earnings accretion, cash flow and balance sheet Compelling industrial logic with ~$300M of synergies Creates More Robust Business Model That Accelerates Growth And Value Creation For All Stakeholders Comprehensive powertrain agnostic product portfolio with leading technology +

Transaction Summary 4 CONSIDERATION ▪ Terms of the combination represent a total implied value of 85.2 pence per Dowlais share, with each Dowlais shareholder entitled to receive for each Dowlais share held: 0.0863 new AAM shares, 42 pence in cash and up to 2.8 pence of Dowlais FY24 final dividend prior to closing. ▪ AAM shareholders will own approximately 51% of the combined group. ▪ Implies a multiple of 4.1x 2023 Adjusted EBITDA and a multiple of 3.0x including synergies. GOVERNANCE AND LEADERSHIP ▪ AAM Chairman and CEO David C. Dauch will lead the combined group. ▪ At closing, two independent directors of Dowlais , Simon Mackenzie Smith and Fiona MacAulay, are expected to join the board of the combined group. ▪ Four Dowlais executives will be invited to join the AAM executive leadership team. APPROVALS AND EXPECTED TIMING ▪ The transaction is subject to shareholder and regulatory approvals as well as customary closing conditions. ▪ Expected to close by end of calendar year 2025.

Financial Benefits of the Combination

BRINGING THE FUTURE FASTER

AAM + DOWLAIS

~$12B	~$300M	~14%	~2.5x
Revenue[1]	Synergies[3]	Combined Adj. EBITDA Margin including synergies[2]	Expected Day One Net Leverage including synergies[3]

Expect strong earnings accretion in the first full year following the close of the transaction[4]

(1) Combined revenue number, on a statutory basis for Dowlais, and without adjustments for differences between US GAAP and IFRS. Assumed exchange rate is $1.2434 / £1.00.
(2) Adjusted EBITDA margin is the sum of AAM and Dowlais' 2023 reported adjusted EBITDA divided by the sum of AAM's revenue and Dowlais' adjusted revenue. Adjusted EBITDA margin calculation gives effect to the estimated full run rate synergies of approximately $300 million. Assumed exchange rate is $1.2434 / £1.00. For definitions of AAM's and Dowlais' Adjusted EBITDA, please see the attached appendix.
(3) Net leverage estimate includes the impact of incremental transaction financing and full run rate synergies. Run rate synergies substantially achieved by end of the third year. Please see appendix for net leverage definition.
(4) Excludes transaction-related expenses and deal-related amortization.

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Dowlais Overview 6 ~$6B 2023 Sales 30,000+ Employees 1 22 Countries 1 Global Leader in Propulsion Agnostic Driveline Solutions with a Track Record of Innovation 100 Locations 1 Automotive 79% Powder Metal 21% North America 37% South America 3% Asia 26% EMEA 34% Leading Global Driveline Supplier Leading Sinter Metals Supplier Present in 50% of Vehicles ~10M Components Produced / Day >90% of Global Auto Manufacturers Served >2,000 Global Customers Source: Dowlais 2023 Annual Report (1) Includes JV operations A MARKET LEADING, HIGH - TECHNOLOGY ENGINEERING GROUP

Significantly Enhanced Scale 7 $4 $4 $4 $4 $4 $5 $5 $6 $6 $9 $11 $12 $14 $15 $20 $23 $43 Martinrea Garrett Motion Novelis Visteon Nexteer Linamar Nemak Dowlais AAM Flex-N-Gate Dana Non Adjusted Combined BorgWarner Adient Aptiv Lear Magna N.A. AUTO SUPPLIER RANKINGS BY 2023A TOTAL REVENUE ($B) #6 Source: Automotive News Research & Data Center and company filings. Assumed FX: $ 1.2434 / £1.00 for Dowlais . Only mobility and automotive sales reflected for Linamar and Novelis (1) Includes JV operations of Dowlais Doubles Scale and Creates Global Automotive Supplier with ~$12 Billion in Revenue Note: Select Auto Suppliers depicted for comparison purposes only. Chart not to scale. ~ 50,000+ Employees 25 Countries Over 170 Locations GLOBAL PROFILE 1 Creates a Leading Global Auto Supplier

Complementary Combined Business

BRINGING THE FUTURE FASTER

DRIVELINE



Axle Systems

- Beam Axles
- Final Drive Units
- AWD Systems
- eDrive Systems
- ePowertrain Components



Torque Management

- Sideshafts
- Propshafts
- Joint Technology

Revenue[1]: ~ $9B USD

METAL FORMING



Forging / Casting

- Hot, Warm and Cold Forming
- Ferrous and Non-Ferrous Castings
- Machining
- Assemblies



Powdered Metal

- Powder
- Sintered Metal
- Machining
- Assemblies
- Additive Manufacturing
- Magnets

Revenue[1]: ~ $3B USD

(1) Estimated mix and subject to change. Figures are from 2023 filings. Assumed exchange rate is $1.2434 / £1.00.

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Comprehensive Product Portfolio

BRINGING THE FUTURE FASTER

ICE / HYBRID | **ELECTRIC**


BEAM AXLES
REAR DRIVE MODULES
POWER TRANSFER UNITS
GEARS
DIFFERENTIAL ASSEMBLIES
BALANCE SHAFT SYSTEMS / VCS
SIDESHAFTS
PROPSHAFTS
ACTUATOR
GEARBOXES
eMACHINE
ELECTRIC DRIVE UNITS
eBEAM AXLES

Technology-driven powertrain agnostic product portfolio with significant CPV growth opportunity

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Strongly Positioned For Growth 10 • Expanded Product Portfolio • Significant CPV Opportunity • Comprehensive Portfolio • Vertically Integrated • Enhanced Segment and Market Coverage • Production Experience and Credibility • Technology Leadership • Vertically Integrated • Positioned Well to Support Domestic and Global OEMs • Expansive and Complementary Products and Technologies • Strong PHEV / BEV Portfolio • Long - Standing JV Relationships • Adjacent Markets that Leverage Combined Capabilities • Aftermarket Opportunities • Innovative Technologies ICE / HYBRID EV CHINA GROWTH PLATFORM

Customer Diversification 11 Source: Company information Note: Reflects 2023A revenue splits (1) Based on reported adjusted revenue in Dowlais 2023 Annual Report Balanced and Diversified Customer Base + = GM 11% Stellantis 11% Ford 6% VW Group 9% Toyota 8% Renault - Nissan 5% Other 50% GM 39% Stellantis 16% Ford 12% Other 33% GM 24% Stellantis 14% Ford 9% VW Group 6% Toyota 4% Renault - Nissan 3% Other 40% 1 COMBINED GROUP 1

North America 37% South America 3% Asia 26% EMEA 34% Geographic Diversification 12 Source: Company information based on 2023 Actuals (1) Based on reported adjusted revenue in Dowlais 2023 Annual Report North America 73% South America 3% Asia 9% EMEA 15% North America 54% South America 3% EMEA 25% Rest of Asia 9% China 9% Enhanced ability to support customers’ global production and technology needs + = COMBINED GROUP 1 1

~$300M of Synergy Potential

BRINGING THE FUTURE FASTER

CATEGORY	DESCRIPTION	
SG&A	• Eliminating duplicate public company and other costs • Optimization of the combined workforce • Streamlining of engineering, research, and development expenses • Elimination of duplicate business and technical offices	~30%
Purchasing	• Leveraging enhanced economies of scale and spend to reduce supply costs • Utilizing vertical integration capabilities to deliver insourcing initiatives • Achieving global freight and logistical savings through increased scale, utilization and benefits from third-party logistics suppliers	~50%
Operations	• Increasing operating efficiencies through the implementation of a best-of-best operating system • Optimizing the combined global manufacturing footprint	~20%

TIMING AND COST TO ACHIEVE

Targeting 60%of expected annual run rate savings by the end of the second full year. Run Rate savings substantially achieved by end of the third year.

We estimate the costs required to achieve our synergy plan are approximately equal to one year of savings.

Joint plan developed to realize ~$300M of annual run-rate cost synergies

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Balance Sheet and Capital Allocation 14 • Committed financing in place for transaction • Expect $2.2 billion of new debt financing • Transaction approximately net leverage neutral at closing (before synergies) • Expect ~$2.0 billion of liquidity at closing BALANCE SHEET • Support investment for organic growth • Prioritize debt repayment until 2.5x net leverage achieved • Targeting a more balanced capital allocation policy below 2.5x net leverage CAPITAL ALLOCATION

AAM Preliminary Unaudited 2024 Results 15 2024 Previous T argets 2 2024 Estimated Results 1 $6.1 - $6.15 billion $6.1 – $6.15 billion Full Year Sales $715 - $745 million $740 – $750 million Adjusted EBITDA $200 - $220 million $220 – $230 million Adjusted Free Cash Flow (1) Estimated financial results for the fiscal year ended December 31, 2024 are preliminary, unaudited and represent the most rec ent current information available to the Company and its management. The Company’s actual results may differ from these estimated financial results, including due to the completion o f i ts financial closing procedures and final adjustments. (2) Targets were provided on November 8, 2024 Note: For definitions of Adjusted EBITDA and Adjusted Free Cash Flow and Non - GAAP reconciliations, please see appendix.

Key Takeaways 16 Transformational transaction resulting in meaningful size, scale and synergy opportunity Powertrain agnostic product portfolio while realizing enhanced diversification More robust business model based on compelling strategic rationale and industrial logic Significant margin and earnings accretion while accelerating opportunities for future growth Strong value creation for all stakeholders and allows for enhanced capital allocation Strong, experienced and blended management team with proven track record

Appendix

Additional Disclosures 19 Participants in the Solicitation AAM and its directors, executive officers and certain other members of management and employees will be participants in the s oli citation of proxies from AAM’s shareholders in respect of the Business Combination, including the proposed issuance of AAM’s shares of common stock in connection with th e B usiness Combination. Information regarding AAM’s directors and executive officers is contained in its Annual Report on Form 10 - K for the fiscal year ended Decemb er 31, 2023, which was filed with the SEC on February 16, 2024, the definitive proxy statement on Schedule 14A for AAM’s 2024 annual meeting of stockholders, which was fi led with the SEC on March 21, 2024 and the Current Report on Form 8 - K of AAM, which was filed with the SEC on May 2, 2024. Additional information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement when it is filed with the SEC. To the ext ent holdings of AAM’s securities by its directors or executive officers change from the amounts set forth in the Proxy Statement, such changes will be reflected on Initial Statem ent s of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC by AAM. These documents may be obtained free of charge from th e S EC's website at www.sec.gov and AAM’s website at https://www.aam.com/investors . No Offer or Solicitation This presentation is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the so licitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or s ale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Non - GAAP Financial Information This presentation refers to certain financial measures, including Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Fl ow, Net Debt, Net Leverage Ratio and Liquidity that are not required by, or presented in accordance with, accounting principles generally accepted in the United S tat es, or GAAP. These measures are presented to provide additional useful measurements to review AAM’s operations, provide transparency to investors and enable period - to - period comparability of financial performance. These non - GAAP measures should not be considered a substitute for any GAAP measure. Additionally non - GAAP financial measures as presented by AAM may not be comparable to similarly titled measures reported by other companies.

Additional Disclosures 20 Quantified Financial Benefits Statement This presentation contains statements of estimated cost savings and synergies arising from the Combination (together, the “ Quantified Financial Benefits Statements ”). Statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve ri sks, uncertainties and contingencies. As a result, the cost savings and synergies referred to in the Quantified Financial Benefits Statement may not be achieved, may be ac hieved later or sooner than estimated, or those achieved could be materially different from those estimated. No statement in the Quantified Financial Benefits Statemen t, or this presentation generally, should be construed as a profit forecast or interpreted to mean that the combined company’s earnings in the first full year following t he date on which the Combination becomes effective, or in any subsequent period, would necessarily match or be greater than or be less than those of AAM or Dowlais for the relevant preceding financial period or any other period. For the purposes of Rule 28 of the Code, the Quantified Financial Benefits Statement contained in this pres ent ation is the responsibility of AAM and the AAM Directors. A copy of the Quantified Financial Benefits Statements, the bases of belief, principal assumptions and sources of information in respect of any quantified financial benefits statement are set out in appendix 6 of the announcement made by AAM and Dowlais on or about the date of this document.

Additional Disclosures

BRINGING THE FUTURE FASTER

Profit forecasts and estimates

The statements by AAM in this presentation regarding its adjusted EBITDA and adjusted free cash flow constitute profit estimates for the purposes of Rule 28.5 of the Code (AAM FY24 Profit Estimate). The Panel has granted AAM a dispensation from the requirement to include reports from reporting accountants and AAM's financial advisers in relation to the AAM FY24 Profit Estimate on the basis that: (i) the estimate is presented in a manner which is consistent with AAM's ordinary course quarterly guidance; (ii) Dowlais has agreed to the dispensation; and (iii) the directors of AAM have provided the confirmations stated below. The assumptions and basis of preparation on which the AAM FY24 Profit Estimate is based and the AAM Directors' confirmation, as required by Rule 28.1 of the Code, are set out in appendix 4 of the announcement made by AAM and Dowlais on or about the date of this document.

Other than the AAM FY24 Profit Estimate, nothing in this presentation (including any statement of estimated cost savings or synergies) is intended, or is to be construed, as a profit forecast or profit estimate for any period or to be interpreted to mean that earnings or earnings per share for AAM or Dowlais for the current or future financial years, will necessarily match or exceed the historical published earnings or earnings per share for AAM or Dowlais, as appropriate.

Reports

As required by Rule 28.1(a) of the Takeover Code, Deloitte, as reporting accountants to AAM, and J.P. Morgan Securities LLC (together with its affiliate J.P. Morgan Cazenove) as sole financial advisor to AAM, have provided the reports required under that Rule. Copies of these reports are included in the announcement made by AAM and Dowlais on or about the date of this document.

Publication on website

A copy of this presentation will be made available (subject to certain disclaimers) on AAM's website (at https://www.aam.com/investors) by no later than 12 noon London time on the business day following the date of this presentation. Neither the contents of this website nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this presentation.

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Supplemental Data 22 Full Year 2024 Estimated Results ($ in millions) AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. SUPPLEMENTAL DATA (Unaudited) The supplemental data presented below is a reconciliation of certain financial measures which is intended to facilitate analysis of American Axle & Manufacturing Holdings, Inc. business and operating performance. Earnings before interest expense, income taxes and depreciation and amortization (EBITDA) and Adjusted EBITDA Low End High End Net Income 30$ 35$ Interest expense 185 185 Income tax expense 25 30 Depreciation and amortization 470 470 Full year 2024 estimated EBITDA 710 720 Restructuring, acquisition, and other related costs (principally impairment charge) 30 30 Full year 2024 estimated Adjusted EBITDA 740$ 750$ Adjusted EBITDA

Supplemental Data 23 Full Year 2024 Estimated Results ($ in millions) AMERICAN AXLE & MANUFACTURING HOLDINGS, INC. SUPPLEMENTAL DATA (Unaudited) The supplemental data presented below is a reconciliation of certain financial measures which is intended to facilitate analysis of American Axle & Manufacturing Holdings, Inc. business and operating performance. Free cash flow and Adjusted free cash flow Low End High End Net cash provided by operating activities 440$ 450$ Capital expenditures net of proceeds from the sale of property, plant and equipment and from government grants (240) (240) Full year 2024 estimated Free Cash Flow 200 210 Cash payments for restructuring and acquisition-related costs 20 20 Full year 2024 estimated Adjusted Free Cash Flow 220$ 230$ Adjusted Free Cash Flow

Definitions 24 AAM EBITDA and Adjusted EBITDA AAM defines EBITDA to be earnings before interest expense, income taxes, depreciation and amortization. Adjusted EBITDA is de fin ed as EBITDA excluding the impact of restructuring and acquisition - related costs, debt refinancing and redemption costs, gains or losses on equity securities, pension curtailment and settlement charges, impairment charges and no n - r ecurring items. We believe that EBITDA and Adjusted EBITDA are meaningful measures of performance as they are commonly utilized by management and investors to analyze operating performance and entity valuation. Our managem ent , the investment community and the banking institutions routinely use EBITDA and Adjusted EBITDA, together with other measures, to measure our operating performance relative to other Tier 1 automotive suppliers. We also us e S egment Adjusted EBITDA as the measure of earnings to assess the performance of each segment and determine the resources to be allocated to the segments. EBITDA and Adjusted EBITDA are also key metrics used in our calculat ion of incentive compensation. EBITDA and Adjusted EBITDA should not be construed as income from operations, net income or cash flow from operating activities as determined under GAAP. Other companies may calculate EBITDA an d Adjusted EBITDA differently. AAM Free Cash Flow and Adjusted Free Cash Flow We define free cash flow to be net cash provided by operating activities less capital expenditures net of proceeds from the s ale of property, plant and equipment. Adjusted free cash flow is defined as free cash flow excluding the impact of cash payments for restructuring and acquisition - related costs and cash payments related to the Malvern fire, including paymen ts for capital expenditures, net of recoveries. We believe free cash flow and Adjusted free cash flow are meaningful measures as they are commonly utilized by management and investors to assess our ability to generate cash flow fro m b usiness operations to repay debt and return capital to our stockholders. Free cash flow and Adjusted free cash flow are also key metrics used in our calculation of incentive compensation. Other companies may calculate free ca sh flow and Adjusted free cash flow differently. AAM Net Debt and Net Leverage Ratio We define net debt to be total debt, net less cash and cash equivalents. We define Net Leverage Ratio to be net debt divided by the trailing 12 months of Adjusted EBITDA. We believe that Net Leverage Ratio is a meaningful measure of financial condition as it is commonly used by management, investors and creditors to assess capital structure risk. Other co mpa nies may calculate Net Leverage Ratio differently. Dowlais Adjusted EBITDA Dowlais defines Adjusted EBITDA as Adjusted operating profit after adding back depreciation and impairment of PP&E and amortisation of computer software and development costs.